Execution Copy 4928-5552-6734 v.3 AMENDMENT TO CREDIT AGREEMENT This Amendment to Credit Agreement (this “Amendment”) is made as of June 18, 2025, by and among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”), the Persons named on Schedule I hereto (the “Guarantors”), B. Riley Financial, Inc. (the “Specified Guarantor”), the LENDERS party hereto, and AXOS BANK, as Administrative Agent (collectively, the “Parties”). Reference is made to (i) that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”, and capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein), among the Borrower, the Guarantors, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent and (ii) that certain Guaranty, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Specified Guaranty”), by the Specified Guarantor in favor of the Secured Parties. In consideration of the mutual covenants and benefits to be derived herefrom, the Parties agree that, notwithstanding any requirements under the Credit Agreement requiring the execution, delivery or maintenance of the Specified Guaranty, effective as of the date hereof until January 1, 2027, the Specified Guaranty is hereby suspended in all respects and the Specified Guarantor has no obligations under the Specified Guaranty until January 1, 2027. On January 1, 2027, the Specified Guaranty shall automatically and without action by an party come back into full force and effect, including with respect to any obligations owed on such date. . [SIGNATURE PAGES FOLLOW]

4928-5552-6734 v.3 Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Diamond Power International, LLC Sofco – EFS Holdings LLC Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc. Babcock & Wilcox Developments, LLC Massillon NG2H, LLC Wyoming C2H, LLC Mountaineer C2H, LLC Bayou B2H, LLC